UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 21, 2009

FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11689	94-1499887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200 Minneapolis, Minnesota		55402-3232
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	612-758-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On May 21, 2009, Fair Isaac Corporation (the “Company”), a Delaware corporation entered into a voting agreement (the “Voting Agreement”) with Southeastern Asset Management, Inc., a Tennessee corporation (“Southeastern”).  The Voting Agreement provides that Southeastern shall, if Southeastern and its affiliates and associates beneficially own 15% or more of the shares of the Company’s common stock then outstanding, vote, or cause to be voted, all such shares of common stock in excess of 15% of the shares of common stock then outstanding on all matters submitted to a vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors or, if the Board of Directors does not make a recommendation, in proportion to the votes cast by all stockholders other than Southeastern and its affiliates and associates.

The foregoing summary of the Voting Agreement is qualified by reference to the Voting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The information set forth under Item 3.03 of this report on Form 8-K is hereby incorporated herein by reference.

Item 3.03.      Material Modification to Rights of Security Holders.

On May 21, 2009, the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as rights agent (the “Rights Agent”), entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of August 9, 2001, by and between the Company and the Rights Agent.  The Rights Agreement Amendment amends the Rights Agreement to provide that Southeastern and its affiliates and associates shall not be an Acquiring Person (as defined in the Rights Agreement) so long as either: (A) Southeastern and its affiliates and associates own less than 15% of the shares of the Company’s common stock then outstanding or (B)(i) Southeastern and its affiliates and associates own less than 20% of the shares of the Company’s common stock then outstanding, (ii) the Voting Agreement is in full force and effect and (iii) Southeastern has complied with all of its obligations under the Voting Agreement.  The Voting Agreement requires that Southeastern, if Southeastern and its affiliates and associates beneficially own 15% or more of the shares of the Company’s common stock then outstanding, vote, or cause to be voted, all such shares of common stock in excess of 15% of the shares of common stock then outstanding on all matters submitted to a vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors or, if the Board of Directors does not make a recommendation, in proportion to the votes cast by all stockholders other than Southeastern and its affiliates and associates.

The foregoing summary of the Rights Agreement Amendment is qualified by reference to the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 1, dated as of May 21, 2009, to the Rights Agreement, dated as of August 9, 2001, by and between the Company and Mellon Investor Services LLC

10.1	Voting Agreement, dated as of May 21, 2009, by and between the Company and Southeastern Asset Management, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2009

FAIR ISAAC CORPORATION

	By:	/s/ Mark R. Scadina
Name: Mark R. Scadina
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1, dated as of May 21, 2009, to the Rights Agreement, dated as of August 9, 2001, by and between the Company and Mellon Investor Services LLC
10.1	Voting Agreement, dated as of May 21, 2009, by and between the Company and Southeastern Asset Management, Inc.